Exhibit 99.1

News Release

Darling Ingredients Inc. Announces Private Offering of €515 Million of Unsecured Senior Notes

IRVING, Texas, May 26, 2015 — Darling Ingredients Inc. (NYSE: DAR) (the “Company”) today announced that Darling Global Finance B.V. (the “Issuer”), a wholly-owned indirect subsidiary of the Company incorporated under the laws of The Netherlands, has launched an offering of €515 million in aggregate principal amount of its unsecured senior notes (the “Notes”). The Notes will be guaranteed by the Company and by all of the Company’s restricted subsidiaries, other than any foreign subsidiary, the Issuer or any receivables entity, that guarantee the Company’s senior secured credit facilities under its Second Amended and Restated Credit Agreement dated January 6, 2014 (the “Senior Secured Credit Facilities”). The offering is subject to market and other conditions.

The gross proceeds of the Notes offering are expected to be used to refinance the outstanding borrowings under the euro term loan B under the Company’s Senior Secured Credit Facilities, to pay the initial purchasers’ commission, to pay fees and expenses related to the Notes offering and to use any remaining proceeds for general corporate purposes. The Notes will be offered inside the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Darling

Darling Ingredients Inc. is the world’s largest publicly-traded developer and producer of sustainable natural ingredients from edible and inedible bio-nutrients, creating a wide range of ingredients and specialty products for customers in the pharmaceutical, food, pet food, feed, technical, fuel, bioenergy, and fertilizer industries. With operations on five continents, the Company collects and transforms all aspects of animal by-product streams into broadly used and specialty ingredients, such as gelatin, edible fats, feed-grade fats, animal proteins and meals, plasma, pet food ingredients, organic fertilizers, yellow grease, fuel feedstocks, green energy, natural casings and hides. The Company also recovers and converts used cooking oil and commercial bakery residuals into valuable feed and fuel ingredients. In addition, the Company provides grease trap services to food service establishments, environmental services to food processors and sells restaurant cooking oil delivery and collection equipment. For additional information, visit the Company’s website at http://ir.darlingii.com.

News Release
May 26, 2015

Cautionary Statements Regarding Forward-Looking Information:

{This media release contains “forward-looking” statements regarding the business operations and prospects of Darling Ingredients Inc. and industry factors affecting it. These statements are identified by words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “could,” “may,” “will,” “should,” “planned,” “potential,” “continue,” “momentum,” and other words referring to events that may occur in the future. These statements reflect Darling Ingredient’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, each of which could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, among others, existing and unknown future limitations on the ability of the Company’s direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company’s indebtedness or other purposes; unanticipated costs or operating problems related to the acquisition and integration of Rothsay and Darling Ingredients International (including transactional costs and integration of the new enterprise resource planning (ERP) system); global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, reduced demand for animal feed, or otherwise; reduced finished product prices; continued decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the Renewable Fuel Standards Program (RFS2) and tax credits for biofuels both in the Unites States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of Bird Flu including, but not limited to H5N1 flu, bovine spongiform encephalopathy (or “BSE”), porcine epidemic diarrhea (“PED”) or other diseases associated with animal origin in the United States or elsewhere; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign regulations (including, without limitation, China) affecting the industries in which the Company operates or its value added products (including new or modified animal feed, Bird Flu, PED or BSE or similar or unanticipated regulations); risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling Ingredients and Valero Energy Corporation, including possible unanticipated operating disruptions; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could negatively impact the Company’s results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.}

For More Information, contact:

Melissa A. Gaither, Director of Investor Relations	Email: mgaither@darlingii.com
251 O’Connor Ridge Blvd., Suite 300	Phone: 972-717-0300
Irving, Texas 75038